                                  Annual Report

                                December 31, 2000








                            Lyon Street Institutional
                                Money Market Fund









          [LOGO OF LYON STREET ASSET MANAGEMENT COMPANY APPEARS HERE]

Economic Outlook

I. Real Economic Activity

A.  Economy Slows Sharply and Aggressive Moves to Cut Interest Rates.

 The U.S. economy grew in the fourth quarter at its slowest pace in over five years, with the moderation in the pace of economic activity broadly based. Consumer spending advanced at its slowest pace since the second quarter of 1997, housing outlays declined for the second quarter in a row, and business capital spending fell for the first time since 1992 in the aftermath of the last recession. Real gross domestic product rose at a 1.4 percent annual rate, placing the economy perilously close to recession.
 For the full year, the economy grew 5.0 percent--the fastest pace since 1984! However, it was a tale of two economies, expanding at a 5.2 percent annual rate during the first six months of the year, but slowing sharply to a 1.8 percent rate during the second half. This loss of momentum prompted the Federal Reserve to cut short term interest rates aggressively during January. The Federal Reserve surprised nearly everyone with a half percentage point reduction in the federal funds rate on January 3, the first 50 basis point move since 1992 and the first change in monetary policy between meetings of the Federal Open Market Committee since October 1998 which was during the height of the global financial crisis.
 This surprise move was followed up by another 50 basis point cut in short term interest rates on January 31. This was the first time during Mr. Greenspan's tenure as Chairman of the Federal Reserve, which began in August 1987, that the federal funds rate was cut a full percentage point during a single month. In fact, the last time short term interest rates were lowered by a percentage point or more in one month was August 1982. The message from the Federal Reserve last month was unambiguously clear. A soft landing is the desired outcome for the economy in 2001, not a full-blown recession. There is no political support in Washington for a recession given the low inflation rate, which points to additional moves to ease monetary policy until the economy gives clear signals of gaining traction.

                                    [GRAPH]

                              Consumer Spending+
                             Fourth Quarter 2000*

Personal Consumption Expenditures             2.9%
Durable Goods                                -3.4%
Motor Vehicles                              -12.7%
Nondurable Goods                              0.8%
Apparel                                      -0.9%
Services                                      5.3%
Household Fuel                               14.8%
*Annualized

B.  Broad Based Slowdown.

 Consumer spending on durable goods fell at a 3.4 percent annual rate, the second decline in the past three quarters. Spending on motor vehicles fell at a 12.7 percent rate as consumer confidence fell sharply during the last couple months of the year. Respondents cited the softening in the labor market and the drop in common stock prices last year as the reasons behind the drop. We believe the uncertainty created by the seemingly unending Presidential election also weighed heavily on consumer, business, and investor confidence as 2000 drew to a close.
 Business capital spending fell at a 1.5 percent annual rate, the first decline in eight and a half years. Structure outlays rose at a 9.3 percent rate as the long lead-time construction projects such as office, industrial, and utili-


-------------------------------------------------------------------------------
This report is not personal investment advice. The information in this report is obtained from sources believed to be reliable. However, Lyon Street Asset Management Company and its affiliates do not guarantee or warrant the accuracy or completeness of the information or its use, nor the effects of acting on any of the opinions expressed in this report.

ties posted gains. Equipment and software outlays declined 4.7 percent, but the weakness did not show up in computers or software, where there were advances of 5.9 and 12.3 percent, respectively. While these growth rates are below the 21.9 percent growth rate for high technology equipment and software over the previous six years, they were nonetheless positive.
 This slowdown was expected as the ability of companies to buy technology products is limited by their ability to expand revenue. The continued growth in high technology outlays, albeit at a slower pace, reflects the fact that the need for productivity-enhancing and internet-friendly systems isn't going to evaporate regardless of the economic climate. Productivity and efficiency gains are the only way to expand profit margins in a low inflation environment and companies have only begun to put in place the requirements for the new types of connectivity that will be necessary to manage their businesses in the future. Companies still have huge investments ahead to develop the kinds of systems they will need to manage their procurement process (supply chain func-tion) over the Internet.


                                    [GRAPH]

                          Business Capital Spending+
                             Fourth Quarter 2000*

Business Capital Spending                        -1.5%
Structures                                        9.3%
Equipment and Software                           -4.7%
High Technology Equipment & Software              9.6%
Computers                                         5.9%
Software                                         12.3%
Industrial Equipment                             -3.1%
Transportation Equipment                        -37.0%
*Annualized


 Reflecting the slowdown in the manufacturing sector, industrial equipment purchases fell 3.1 percent. A big drop in equipment outlays came in the trans-portation sector, which fell at a whopping 37.0 percent annual rate. Almost three-fourths of the decline in transportation equipment came in the heaviest category of trucks, buses, and trailers. The pinch in cash flows, the rise in fuel costs, a sharp rise in trucking company bankruptcies, and the expectation of slower growth led to a 43.9 percent drop in that segment of the transporta-tion equipment sector.
 Residential construction outlays fell at a modest 2.5 percent annual rate and have fallen at only a 6.6 percent rate from their peak in the second quarter. This is a very minor easing in housing outlays compared to previous slowdowns in the economy, and certainly not of the magnitude typically associated with the economy falling into recession. The beneficial impacts of the more than one and a half percentage point drop in mortgage rates since May and the low unemployment rate are largely offsetting the recent sharp drop in consumer confidence and the lingering negative effects from the drop in common stocks last year.
 Net exports continued to hamper growth, subtracting 0.6 percentage points from the fourth quarter growth rate. The impact largely came through a reduc-tion in exports reflecting the slowdown on a global basis. Exports of capital goods fell at a 6.0 percent rate and consumer goods declined at an even larger
12.2 percent rate. Business inventories were accumulated at a pace below the previous quarter's pace for the second quarter in a row, signifying that efforts to keep the involuntary inventory buildup at a manageable level are under way. Inventories accumulated at a faster pace in the retail sector, but at slower rates at the wholesale and manufacturing levels. A significant inventory drawdown is expected to happen during the current quarter, clearing the decks for a resurgence in manufacturing activity later in the year.

Economic Outlook


C.  Manufacturing Sector in Recession.

 While the Gross Domestic Product/1/ data on the fourth quarter depicts a slowing in the economy's growth rate, other data series we follow indicate that the economy hit a wall as 2000 ended. The purchasing managers' survey, industrial production and manufacturing employment point to a manufacturing sector that is in a recession of moderate degree. The Purchasing Managers' Index/2/ is at its lowest level since the last recession with a sharp decline in the orders component. The survey has pointed to an outright contraction in the manufacturing sector since late summer. Manufacturing production fell 1.1 percent in December alone, the largest monthly drop since the last recession, with the weakness concentrated in the automobile sector. The drop in manufacturing employment equates to the loss of 588,000 jobs.


                    Manufacturing Sector Recession Monitor+

                                               Peak                 Percent Decline
                                               Month                  Since Peak
                                               -----                ---------------
        Purchasing Manager Index/2/       November, 1999                -28.8%
        Orders                            September, 1999               -40.2%
        Industrial Production             September, 2000                -1.2%
        Automotive Products               September, 2000               -10.5%
        Manufacturing Employment            April, 1998                  -3.0%
        Automotive                          April, 1998                  -5.9%


 The silver lining in how quickly the manufacturing sector has declined, however, is the speed with which producers have responded to the weakening in demand. In recessions prior to the 1990-91 recession, a sharp slowing in demand generated an abrupt rise in inventories relative to sales. Subsequently, firms were forced to work down the resulting overhang by slashing production over an extended period of time.

 In the 1990-91 recession and even more so during this current dip, production cuts have begun almost simultaneously with the softening in demand. With the production cutbacks toward the end of last year and continuing into the current quarter, and relatively lean inventory levels, the involuntary buildup of unwanted inventories should be kept at a very manageable level. As such, we look for the adjustment period to be brief, especially if the steadying influence of lower interest rates cushions demand and results in buoying the outlook fairly quickly.

D.  Refueling the Economy.

 While we expect the inventory adjustment period to be brief, the economy will still require some stimulus to elevate its growth rate more quickly. The following items should refuel the economy in short order:

 . The Federal Reserve moved aggressively during January to ease monetary policy and additional interest rate relief is on the way. We believe these moves should go a long way toward shoring up consumer and business confidence.
 . Common stocks have rebounded so far this year and we see a bottoming process taking place with investors beginning to look across the valley of the slowdown to the acceleration in the economy's growth rate during the second half of the year and into 2002.
 . The decline in mortgage rates has already cushioned the falloff in the housing market and is now spurring a mortgage refinance mini-boom that we anticipate will support a higher pace of consumer spending in the coming months.
 . Money growth has accelerated with the drop in interest rates and oil prices are below last year's levels.
 . The likelihood of passing significant tax legislation that could have a positive impact on consumer spending this year continues to increase.

/1/Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments and net exports of goods and services.
/2/The National Association of Purchasing Managers (NAPM) Index is based on a national survey of purchasing managers which covers such indicators as new orders, production, employment, inventories, delivery times, price, export orders and import orders. The index is one of the first comprehensive economic releases of the month, typically preceding the employment report.

 Look for the inventory drawdown to negatively impact the real GDP data for the first quarter of 2001 in a fairly significant manner, likely resulting in a negative growth rate for the economy. This outcome should be viewed very positively as the more rapid the runoff of unwanted inventories, the more quickly manufacturing orders can rebound. We believe the economy should begin to gain traction during the second quarter before accelerating to a 3 to 4 percent growth rate during the second half of the year.

II. Inflation

A.  No Building Inflationary Pressures.

 The slowdown in the economy's growth rate last quarter was accompanied by continued low inflation readings. For the entire economy and for the major sectors shown in the table, the fourth quarter inflation rates were below the already low inflation rates for all of 2000. The inflation scare from the sharp rise in energy costs last year passed with no lingering negative effects.

                                    [GRAPH]

                                Inflation Rates+

                                        4Q 2000 Annualized     2000
Gross Domestic Purchases                       1.9%            2.4%
GDP less Food and Energy                       1.6%            1.8%
Consumer Spending                              2.2%            2.4%
Business Capital Spending                     -0.2%            0.5%
Housing Outlays                                3.1%            3.5%

 The multi-year lack of pricing power and the resultant need to invest in high technology equipment and software to bring about the necessary productivity gains to grow earnings have kept unit labor costs under control and thwarted any building inflationary pressures. Particularly with the slowdown in the economy, we look for inflation to remain in the 1.5 to 2.5 percent range for the foreseeable future.

JOSEPH T. KEATING
President and Chief Investment Officer

+ The information contained herein is based on Commerce Department data released January 31, 2001.


                             [LOGO OF LYON STREET]

                               INVESTMENT ADVISER

                      Lyon Street Asset Management Company
                              111 Lyon Street N.W.
                             Grand Rapids, MI 49503

Lyon Street Institutional Money Market Fund
Schedule of Portfolio Investments                              December 31, 2000



         Principal         Security                                 Amortized
          Amount         Description                                   Cost
          ------         -----------                                   ----

BANKERS ACCEPTANCES (4.4%):
Banking (2.3%):
          $1,127,912     Mellon Bank, 6.72%**,
                         1/30/01                                  $ 1,121,898
                                                                  -----------

Foreign Banking (2.1%):
           1,000,000     ABN AMRO North American
                         Finance Inc., 6.50%, 1/4/01                  999,458
                                                                  -----------

Total BANKERS ACCEPTANCES                                           2,121,356
                                                                  -----------
CERTIFICATES OF DEPOSIT (2.1%):
Banking (2.1%):
           1,000,000     First Union Bank,
                         6.78%, 1/8/01                              1,000,000
                                                                  -----------

Total CERTIFICATES OF DEPOSIT                                       1,000,000
                                                                  -----------

COMMERCIAL PAPER  (46.3%):
Automotive (1.0%):
             500,000     Daimler Chrysler AG, 6.61%**,
                         1/19/01                                      498,425
                                                                  -----------

Automotive-Finance (7.8%):
           1,500,000     Ford Motor Credit Co.,
                         6.60%**, 1/12/01                           1,497,016
             500,000     Ford Motor Credit Co.,
                         6.40%**, 2/26/01                             495,077
             275,000     General Motors Acceptance
                         Corp., 6.69%**, 1/9/01                       274,600
             990,000     General Motors Acceptance
                         Corp., 6.67%**, 1/19/01                      986,733
             500,000     General Motors Acceptance
                         Corp., 6.62%**, 2/8/01                       496,559
                                                                  -----------

                                                                    3,749,985
Beverages - Soft Drinks (2.1%):
           1,000,000     Coca Cola Co., 6.57%**, 3/6/01               988,533
                                                                  -----------

Financial Services - Diversified (4.7%):
             500,000     General Electric Capital Corp.,
                         6.70%**, 1/11/01                             499,076
             500,000     General Electric Capital Corp.,
                         6.67%**, 1/16/01                             498,644
             400,000     General Electric Capital Corp.,
                         6.65%**, 1/22/01                             398,472
             870,000     General Electric Capital Corp.,
                         6.61%**, 1/24/01                             866,387
                                                                  -----------

                                                                    2,262,579
                                                                  -----------

COMMERICAL PAPER (continued)
Food Products (3.6%):
          $1,000,000     H.J. Heinz Co., 6.64%**,
                         1/22/01                                     $996,208
             750,000     H.J. Heinz Co., 6.60%**,
                         2/1/01                                       745,802
                                                                  -----------
                                                                    1,742,010
                                                                  -----------
Foreign Banking (12.5%):
           2,500,000     Bank of Nova Scotia,
                         6.60%**, 2/13/01                           2,480,595
             750,000     Bayerische Vereinsbank,
                         6.77%, 2/22/01                               750,033
             716,000     Dresdner U.S. Finance,
                         6.72%**, 1/22/01                             713,277
           2,000,000     UBS Finance, 6.50%**,
                         1/2/01                                     1,999,639
                                                                  -----------
                                                                    5,943,544
                                                                  -----------
Industrial Goods & Services (3.1%):
           1,000,000     DuPont, 6.57%**, 1/10/01                     998,373
            $500,000     DuPont, 6.58%**, 1/26/01                     497,750
                                                                  -----------
                                                                    1,496,123
                                                                  -----------
Medical - Drugs (4.9%):
           1,000,000     Merck & Co. Inc., 6.60%**,
                         1/17/01                                      997,094
             870,000     Schering-Plough Corp.,
                         6.54%**, 1/9/01                              868,741
             500,000     Schering-Plough Corp.,
                         6.57%**, 4/17/01                             490,563
                                                                  -----------
                                                                    2,356,398
                                                                  -----------
Multimedia (3.1%):
             500,000     McGraw-Hill Co., 6.46%**,
                         3/8/01                                       494,170
             500,000     McGraw-Hill Co., 6.34%**,
                         5/16/01                                      488,431
             500,000     McGraw-Hill Co., 6.07%**,
                         6/21/01                                      485,988
                                                                  -----------
                                                                    1,468,589
                                                                  -----------
Publishing - Newspapers (1.4%):
             700,000     Gannett Co., 6.67%**,
                         2/9/01(b)                                    695,010
                                                                  -----------

Utilities - Telephone (2.1%):
           1,000,000     SBC Communications, 6.64%**,
                         1/10/01 (b)                                  998,370
                                                                  -----------

Total COMMERCIAL PAPER                                             22,199,566
                                                                  -----------

Lyon Street Institutional Money Market Fund
Schedule of Portfolio Investments                              December 31, 2000
(continued)


           Principal      Security                                  Amortized
             Amount      Description                                  Cost
             ------      -----------                                  ----

DEMAND NOTES (38.2%):
Agriculture (1.8%):
            $875,000     The Economic Development
                         Corp. of the County of
                         Marquette, 6.75%*, 1/5/01
                         (LOC: NBD Bank)                             $875,000
                                                                  -----------

Electronics and Electrical (4.2%):
           2,000,000     Olathe KS, 6.70%*, 1/5/01
                         (LOC: Bank of America)                     2,000,000
                                                                  -----------

Health Care Facilities (5.8%):
           1,950,000     Butler County Surgical
                         Properties, 6.65%*, 1/5/01
                         (LOC: Fifth Third Bank)                    1,950,000

             850,000     Westview Health Care,
                         6.85%*, 1/5/01
                         (LOC: LaSalle Bank)                          850,000
                                                                  -----------

                                                                    2,800,000
                                                                  -----------
Industrial Machinery and Equipment (2.9%):
           1,405,000     Scovil Hanna Corp.,
                         6.65%*, 1/5/01
                         (LOC: KeyBank)                             1,405,000
                                                                  -----------

Manufacturing - Capital Goods (9.1%):
           2,000,000     Corporate Grove Management
                         L.L.C. - Ordeal Properties,
                         6.65%*, 1/5/01
                         (LOC: Huntington Bank)                     2,000,000
           1,500,000     Neenah WI, Industrial
                         Development, 6.85%*,
                         1/5/01 (LOC: Bank One)                     1,500,000
             855,000     Ordeal Properties L.L.C.,
                         6.65%*, 1/5/01
                         (LOC : KeyBank)                              855,000
                                                                  -----------
                                                                    4,355,000
                                                                  -----------
Real Estate (14.4%):
           1,290,000     ARS Development, 6.77%*,
                         1/5/01 (LOC: National City
                         Bank)                                       1,290,000
           1,225,000     Jefferson Land Development,
                         6.77%*, 1/5/01
                         (LOC: National City Bank)                  1,225,000
           1,550,000   MCMC POB III-Mt. Carmel
                         Partnership Project,
                         6.77%*, 1/5/01
                         (LOC: National City Bank)                  1,550,000


            Shares or
            Principal     Security                                  Amortized
             Amount      Description                                  Cost
             ------      -----------                                  ----

DEMAND NOTES (continued)

Real Estate (continued)

          $1,700,000     South Bend MAC, L.P.,
                         6.85%*, 1/5/01
                         (LOC: LaSalle Bank)                       $1,700,000

           1,100,000     Stoney Brook Court L.L.C.,
                         6.70%*,  1/5/01
                         (LOC: Citibank)                            1,100,000
                                                                  -----------

                                                                    6,865,000
                                                                  -----------
Total DEMAND NOTES                                                 18,300,000
                                                                  -----------
MUNICIPAL BONDS (4.5%):
Michigan (2.4%):
           1,175,000     Michigan State Strategic
                         Fund, Phipps Emmett Assoc,
                         (AMT), 6.75%*, 1/5/01 (LOC:
                         National Australia Bank)                   1,175,000
                                                                  -----------

New York (2.1%):
             995,000     Approach Partnership NY,
                         6.65%*, 1/5/01
                         (LOC: KeyBank)                               995,000
                                                                  -----------

Total MUNICIPAL BONDS                                               2,170,000
                                                                  -----------

YANKEE CERTIFICATES OF DEPOSIT (2.1%):
Foreign Banking (2.1%):
           1,000,000     Rabobank Nederland, 6.83%,
                         8/28/01                                    1,000,590
                                                                  -----------

Total YANKEE CERTIFICATES OF DEPOSIT                                1,000,590
                                                                  -----------

INVESTMENT COMPANIES (2.7%):
             216,950     Dreyfus Cash Management
                         Money Market Fund                            216,950
           1,060,800     Federated Prime Value
                         Obligations Money Market
                         Fund                                       1,060,800
                                                                  -----------

Total INVESTMENT COMPANIES                                         1,277,750
                                                                  -----------


Total Investments (Cost $48,069,262) (a) - 100.3%                  48,069,262
Liabilities in excess of other assets - (0.3)%                       (125,366)
                                                                  -----------

NET ASSETS - 100.0%                                              $ 47,943,896
                                                                  ===========

Lyon Street Institutional Money Market Fund
Schedule of Portfolio Investments                              December 31, 2000
(continued)


(a)      Cost for federal income tax and financial reporting purposes is the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's investment adviser has determined this security to be liquid, based on procedures approved by the Board of Trustees.
* Variable rate security. Rate presented represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.
**       Effective yield at purchase.

AG       Aktiengesellschaft (German Stock Company)
LOC      Letter of Credit
L.P.     Limited Partnership
L.L.C.   Limited Liability Company


                       See notes to financial statements.

Lyon Street Institutional Money Market Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000





ASSETS:
    Investments at amortized cost                                    $48,069,262
    Interest and dividends receivable                                    259,161
    Prepaid expenses and other assets                                         21
                                                                     -----------
        Total Assets                                                  48,328,444
                                                                     -----------

LIABILITIES:
    Dividends payable                                                    362,124
    Payable to adviser                                                     4,483
    Payable to administrator                                                 383
    Accrued expenses and other liabilities                                17,558
                                                                     -----------
        Total Liabilities                                                384,548
                                                                     -----------

NET ASSETS                                                           $47,943,896
                                                                     ===========

NET ASSETS consist of:
    Paid-in capital                                                  $47,943,896
                                                                     -----------
TOTAL NET ASSETS                                                     $47,943,896
                                                                     ===========

    Net Assets                                                       $47,943,896
    Shares Outstanding                                                47,943,906
    Net Asset Value, offering and redemption price per share               $1.00
                                                                     ===========



                       See notes to financial statements.

Lyon Street Institutional Money Market Fund
STATEMENT OF OPERATIONS
Period Ended December 31, 2000 (a)





INVESTMENT INCOME:
    Interest income                                                  $2,115,954
    Dividend income                                                     184,215
                                                                     -----------
        Total Investment Income                                       2,300,169
                                                                     -----------

EXPENSES:
    Investment advisory fees                                            139,224
    Administration fees                                                  62,595
    Fund accounting fees                                                  7,227
    Transfer agent fees                                                  18,032
    Other expenses                                                       30,000
                                                                     -----------
        Total expenses before waivers                                   257,078
        Less: expenses contractually and/or voluntarily waived         (180,478)
                                                                     -----------
        Net Expenses                                                     76,591
                                                                     -----------
NET INVESTMENT INCOME                                                 2,223,578
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                                  $2,223,578
                                                                     ===========


---------
(a) For the period from April 11, 2000 (commencement of operations) to December 31, 2000.



                       See notes to financial statements.

Lyon Street Institutional Money Market Fund
STATEMENT OF CHANGES IN NET ASSETS




                                                                     April 11, 2000
                                                                           to
                                                                  December 31, 2000 (a)
                                                                  ---------------------
NET ASSETS at beginning of period                                      $         -
                                                                     ---------------

Increase in net assets resulting from operations:
    Net investment income                                                2,223,578
                                                                     ---------------
        Net increase in net assets resulting from operations             2,223,578
                                                                     ---------------

Dividends to shareholders from:
    Net investment income                                               (2,223,578)
                                                                     ---------------
        Total dividends to shareholders                                 (2,223,578)
                                                                     ---------------

Net increase from capital transactions:                                 47,943,896
                                                                     ---------------
        Net increase in net assets                                      47,943,896
                                                                     ---------------

NET ASSETS at end of period                                            $47,943,896
                                                                     ===============


-----
(a) Period from commencement of operations.






                       See notes to financial statements.

Lyon Street Institutional Money Market Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2000


1. Organization

The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. As of the date of this report, the Trust offered eighteen separate series, each with its own investment objective.

The accompanying financial statements and financial highlights are those of the Lyon Street Institutional Money Market Fund (the "Fund"). The Fund currently offers one class of shares: Institutional Shares.

The investment objective of the Fund is to seek current income from short-term securities while preserving capital and maintaining liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

Security Valuation: Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a security initially at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

Repurchase Agreements: The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Fund will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by Lyon Street Asset Management Company ("Lyon Street"), pursuant to guidelines established by the Trust's Board of Trustees. Securities subject to repurchase agreements are held either by the Trust's custodian or in the Federal Reserve/Treasury Book-Entry System. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders: The Fund declares dividends daily from net investment income and pays such dividends monthly. Net realized capital gains, if any, are distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles

Lyon Street Institutional Money Market Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2000
(continued)



generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent (i.e. reclass of market discounts, gain/loss, paydowns, and distributions) in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

Federal Income Taxes: For federal income tax purposes, the Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of the Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses: Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis.

3. Related Party Transactions

The Fund is advised by Lyon Street. Lyon Street is entitled to receive management fees in the amount of 0.40% of the average daily net assets of the Fund.

Old Kent Securities Corporation, 111 Lyon Street NW, Grand Rapids, Michigan 49503 ("OKSC"), serves as the Administrator, Fund Accountant and Transfer Agent to the Trust. As compensation for the services and facilities provided to the Trust pursuant to the Administration Agreement, OKSC is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 billion - 0.185% of such assets; between $5.0 and $7.5 billion - 0.165% of such assets; and over $7.5 billion - 0.135% of such assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per fund that is applicable to certain Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Fund Accounting Agreement, OKSC is entitled to receive a fee computed daily at the annual rate of 0.015% of the Trust's average daily net assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $5,000 per fund that is applicable to Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Transfer Agency Agreement, OKSC is entitled to receive an annual fee of $16.50 per account for active accounts and $7.50 per account for closed accounts, provided, however, that such annual fee shall be subject to an annual minimum fee of $15,000 per fund that is applicable to Funds of the Trust.

Lyon Street and OKSC have contractually agreed to waive until December 31, 2000, a portion of their fees so that the total annual operating expenses of the Fund will not exceed 0.22%. For the period from April 11, 2000 (commencement of operations) to December 31, 2000, waivers amounted to $180,487.

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to agreements between OKSC and BISYS. As compensation for the services provided by it under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement, BISYS is entitled to receive a fee from OKSC computed daily as a percentage of the Trust's average daily net assets. Pursuant to the Sub-Transfer Agency Agreement, BISYS is also entitled to receive from OKSC a per account annual processing fee for all Trust accounts in excess of 22,000 accounts. The fees paid to BISYS by OKSC for such services come out of OKSC's fees and are

Lyon Street Institutional Money Market Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2000
(continued)


not an additional charge to the Fund.

Kent Fund Distributors, Inc. ("KFDI"), 3435 Stelzer Road, Columbus, Ohio 43219, is the distributor of the Funds' shares. KFDI and BISYS are each a wholly-owned subsidiary of The BISYS Group, Inc.

Certain officers of the Trust are affiliated with BISYS and Lyon Street. Such officers receive no direct payments or fees from the Trust for serving as officers.

Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

4. Capital Share Transactions
Transactions in shares of the Funds are summarized below:

                                                              April 11, 2000
                                                                    to
                                                           December 31, 2000 (a)
                                                           ---------------------
DOLLAR AMOUNTS
  Shares issued...........................................      $ 156,830,237
  Shares redeemed.........................................       (108,886,341)
                                                            --------------------
    Net increase from capital transactions................      $  47,943,896
                                                            ====================

SHARE ACTIVITY
  Shares issued...........................................        156,830,247
  Shares redeemed.........................................       (108,886,341)
                                                            --------------------
    Net increase from share transactions..................         47,943,906
                                                            ====================

(a) Period from commencement of operations.

5. Merger

Old Kent Financial Corporation ("Old Kent") and Fifth Third Bancorp ("Fifth Third") have previously publicly announced the signing of a definitive merger agreement in which Fifth Third will merge with Old Kent (the "Transaction"). The Transaction is expected to be completed in the second quarter of 2001.

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------

                                                                 Increase in
                                                                 Net Assets          Less
                                                               Resulting from     Dividends to
                                                                    from          Shareholders
                                                                 Operations:         from:
                                                 Net Assets      -----------      ------------      Net         Net Asset
                                                   Value,           Net               Net       Increase in       Value,
                                                 Beginning       Investment        Investment     Net Asset       End of    Total
                                                 of Period         Income            Income         Value         Period    Return
------------------------------------------------------------------------------------------------------------------------------------
LYON STREET INSTITUTIONAL MONEY MARKET FUND
Ticker Symbol: LSIXX
Period ended December 31, 2000 (1)
                                                    $1.000          0.046           (0.046)         -            $1,000     4.71%^


                                                                       Ratios/Supplemental Data
                                                  -----------------------------------------------------------

                                                                      Ratio of        Ratio of        Ratio of
                                                        Net           Expenses          Net           Expenses
                                                      Assets,            to          Investment          to
                                                       End of         Average        Income to        Average
                                                       Period           Net           Average           Net
                                                      (000's)          Assets        Net Assets       Assets*
---------------------------------------------------------------------------------------------------------------
LYON STREET INSTITUTIONAL MONEY MARKET FUND
Ticker Symbol: LSIXX
Period ended December 31, 2000 (1)
                                                       $47,944         0.22%^^         6.39%^^         0.74%^^
---------------------------------------------------------------------------------------------------------------


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

^   Not annualized

^^  Annualized

(1) The Lyon Street Institutional Money Market Fund commenced operations on April 11, 2000.


                       See notes to financial statements.

                          Independent Auditors' Report


The Shareholders and Board of Trustees of the Kent Funds:


We have audited the accompanying statement of assets and liabilities of the Kent Funds --Lyon Street Institutional Money Market Fund, including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations, statement of changes in net assets and the financial highlights for the period April 11, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Kent Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2000, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period April 11, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                     KPMG LLP


Columbus, Ohio
February 23, 2001

--------------------------------------------------------------------------------
Shares of the fund are not deposits or obligations of, or guaranteed or endorsed by, Lyon Street Asset Management Company or its affiliates. Shares of the fund are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in the fund involves investment risks, including the possible loss of principal. There can be no assurance that the Lyon Street Institutional Money Market Fund will be able to sustain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of the Lyon Street Institutional Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies as well as fees, expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Fund is Kent Funds Distributors, Inc.

                                                                        2/01